<On EquiTrust Letterhead>

February 29, 2024


Dear EquiTrust Customer:

As a valued EquiTrust variable product owner, we are pleased to provide you with the annual reports for the investment options you have selected under your EquiTrust contract(s) or policy(s). Because some fund families combine their fund reports into one document, you may receive additional reports for investment options you are not invested in.

These reports provide an update on each portfolio's investment holdings and financial information as of December 31, 2023. The performance information included does not reflect product charges. If these charges had been included, performance would be lower.

As always, remember past performance cannot predict or guarantee future returns.

Access and view your documents online! If you no longer wish to receive hard copies of your variable product prospectuses and reports, please contact our Home Office at 1-877-249-3693 to elect website delivery. When you elect website delivery, you will receive a notice via mail that contains the website address to access and view your variable product prospectuses and reports when they become available.

We hope you find the enclosed information helpful. If you have any questions concerning your contract(s) or policy(s), or would like information regarding the other investment options available under your contract(s) or policy(s), please do not hesitate to call your representative.

We appreciate and value your business and look forward to serving you again in the future.

EquiTrust Life Insurance Company













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